UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 7, 2007
______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

        Delaware                    033-91432                    02-0401674
        (State or other jurisdiction               (Commission                   (IRS Employer
              of incorporation)                   File Number)                   Identification No.)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of principal executive offices)

(541) 868-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 7, 2007, the sale of IP Gear, Ltd. (“IP Gear”), the wholly-owned subsidiary of New World Brands, Inc. (the “Company”), to TELES AG Informationstechnologien (“TELES AG”) was completed.  On August 1, 2007, the fixed purchase price, consisting of funds totaling $1,500,000 were transferred to the Company’s account by TELES AG, and materials confirming the completion of the transfer of IP Gear shares were filed with the Israeli Companies Registrar. On August 7, 2007, the Company received $157,474 from TELES AG, thus completing the receipt of all initial consideration from TELES AG for the sale of IP Gear.

The terms of the sale of IP Gear are specified in Item 1.01 of Form 8-K, filed with the Securities and Exchange Commission on August 1, 2007, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)                 Pro Forma Financial Information

New World Brands Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

Basis of Presentation

The following unaudited pro forma condensed consolidated financial information give effect to the sale (the “Transaction”) of 100% of the issued and outstanding capital stock of IP Gear, Ltd. (Israel), a wholly-owned subsidiary, of New World Brands Inc., a Delaware corporation (the “Company”) to TELES AG for a minimum purchase price of $2,650,000.

The following presents the Company’s unaudited pro forma condensed consolidated financial information as of March 31, 2007 and for the three months ended March 31, 2007 and for the fiscal year ended December 31, 2006.  The unaudited pro forma condensed consolidated balance sheet as of March 31, 2007 gives effect to the Transaction as if it had occurred on March 31, 2007.  The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2007 and for the fiscal year ended December 31, 2006 give effect to the Transaction as if it had occurred as of the beginning of each respective period.

The unaudited pro forma condensed consolidated financial information should be read together with the Company’s consolidated financial statements as of December 31, 2006, including the notes thereto, included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 as well as the unaudited condensed consolidated financial information as of March 31, 2007, including the notes thereto, included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2007.

The pro forma financial information is for informational purposes only and does not purport to present what the Company’s results would actually have been had these transactions actually occurred on the dates presented or to project the Company’s results of operations or financial position for any future period.

New World Brands, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Information - Balance Sheet
As at March 31, 2007

	31-Mar-07	Disposition		Pro Forma Adjustments		Pro Forma Information
	(unaudited)	(unaudited)		(unaudited)		(unaudited)

Assets
Cash and Cash Equivalents	1,773,002	299,972	2	1,000,000	1	2,473,030
Accounts Receivable, net	1,973,649	653,993	2	-		1,319,656
Inventories, net	1,664,014	935,364	2	-		728,650
Other Current Assets	623,283	3,900	2	340,625	1	960,008
Current Assets	6,033,948	1,893,229		1,340,625		5,481,344

Property and Equipment	5,768,087	4,189,910	2	-		1,578,177
Other Assets	171,682	71,682	2	809,375	1	909,375
Long-Term Assets	5,939,769	4,261,592		809,375		2,487,552

Total Assets	11,973,717	6,154,821	2	2,150,000	1	7,968,896

Liabilities and Stockholders’ Equity
Accounts Payable and Accrued Liabilities	1,978,994	567,306	2	-		1,411,688
Other Current Liabilities	231,638	-		-		231,638
Current Liabilities	2,210,632	567,306		-		1,643,326

Long-Term Debt	1,152,071	-		500,000	1	652,071
Other Long-Term Liabilities	45,812	-		-		45,812
Long-Term Liabilities	1,197,883	-		500,000		697,883

Preferred stock, $0.01 par value, 1,000 shares authorized, 200 shares designated as Series A	-	-		-		-
Convertible Preferred Stock, 116.666974 shares issued and outstanding Series A	-	-		-		-
Convertible Preferred Stock, $0.01 par value, 1,000 shares authorized, 200 shares authorized, 116.666974 shares issued and outstanding	1	-		-		1
Common Stock, $.01 par value, 50,000,000 shares authorized, 44,303,939 shares issued and outstanding	443,040	-		-		443,040
Paid-In Capital	36,462,219	6,632,577	2	-		29,829,642
Retained Earnings	(28,340,058)	(1,045,062)	2	2,650,000	1	(24,644,996)

Shareholders’ Equity	8,565,202	5,587,515		2,650,000		5,627,687

TOTAL Liabilities and Shareholders’ Equity	11,973,717	6,154,821		2,150,000		7,968,896

New World Brands, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Information - Statement of Operations
For the Three Months Ended March 31, 2007

	31-Mar-07	Disposition		Pro Forma Adjustments	Pro Forma Information
	(unaudited)	(unaudited)		(unaudited)	(unaudited)

Net Sales	4,676,758	577,737	2	-		4,099,021
Cost of Sales	3,962,095	433,624	2	-		3,528,471
Gross Profit	714,663	144,112		-		570,551
Sales, General and Administrative Expenses	(1,246,777)	(277,179)	2	-		(969,598)
Depreciation and Amortization	(675,568)	(567,021)	2	-		(108,547)
Interest Expense	(51,082)	-	2	19,497	3	(31,585)
Other Income and Expenses	209,847	181,387	2	-		28,460
Provision for Taxes	(300)	-	2	(6,629)	3	(6,929)
Net Loss	(1,049,217)	(518,700)		12,868	3	(517,649)

New World Brands, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Information - Statement of Operations
For the Twelve Months Ended December 31, 2006

	31-Dec-06	Disposition		Pro Forma Adjustments	Pro Forma Information
		(unaudited)		(unaudited)	(unaudited)

Net Sales	20,130,471	2,592,543	4	-		17,537,928
Cost of Sales	17,891,452	2,190,864	4	-		15,700,588
Gross Profit	2,239,018	401,668		-		1,837,350
Sales, General and Administrative Expenses	(5,716,359)	(1,578,072)	4	-		(4,138,287)
Depreciation and Amortization	(2,164,602)	(1,868,492)	4	-		(296,110)
Interest Expense	(178,966)	-		77,337	5	(101,629)
Other Income and Expenses	(77,671)	(102,118)	4	-		24,447
Provision for Taxes	472,905	-		(26,295)	5	446,610
Net Loss	(5,425,674)	(3,147,014)		51,042	5	(2,227,618)

New World Brands, Inc.
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

1	Net proceeds from the sale of all the oustanding common shares of IP Gear LTD, the Israeli subsidiary of New World Brands Inc.
The sale proceeds consist of a payment on closing of $1,500,000, an earn out over four years of a minimum of $750,000 and a minimum of $400,000 over two years for a total of no less than $2,650,000. There were no funds being held in escrow upon closing.

2
Reflects the impact of the elimination of all the assets and liabilities as of March 31, 2007, and the revenue and expenses for the twelve months ended December 31, 2006 and the three months ended March 31, 2007, providing pro forma information as if the effects of the sale had transpired on December 31, 2006 and March 31, 2007, respectively.

3	Reflects the impact on interest expense for the three months ended March 31, 2007, net of the income tax effect, of using $500,000 of the sale proceeds to reduce long-term debt.

4
Reflects the impact of the elimination of all the  revenues and expenses for the year ended December 31, 2006, providing pro forma information as if the effects of the sale had transpired on December 31, 2005.

5	Reflects the impact on interest expense for the 12 months ended December 31, 2006, net of the income tax effect, of using $500,000 of the sales proceeds to reduce long-term debt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    NEW WORLD BRANDS, INC.

                    By: /s/ M. David Kamrat
                        Name: M. David Kamrat
                        Title:   Chief Executive Officer

Date:   August 8, 2007